                                                                    EXHIBIT 10.8

                       SIXTH AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

      THIS SIXTH AMENDMENT to Credit Agreement (the "Amendment") is made as of this 14th day of March, 1997, by and among Converse Inc. ("Borrower"), BT Commercial Corporation, as Agent in such capacity, ("Agent"), BT Commercial Corporation (in its capacity as lender, "BTCC"), The Bank of New York Commercial Corporation ("Bank of New York"), Fleet National Bank, formerly known as Fleet National Bank of Connecticut, successor by merger to Fleet Bank of Massachusetts, N.A. ("Fleet"), Harris Trust and Savings Bank ("Harris"), Heller Financial, Inc. ("Heller"), LaSalle National Bank ("LaSalle"), Nationsbank of Texas, N.A. ("Nationsbank"), Sanwa Business Credit Corporation ("Sanwa"), Fleet Capital Corporation ("Fleet Capital"), and First Source Financial LLP ("First Source"), (BTCC, Bank of New York, Fleet, Harris, Heller, LaSalle, Nationsbank, Sanwa, Fleet Capital and First Source, herein collectively referred to as "Lenders").

                              W I T N E S S E T H:
                              - - - - - - - - - -

      WHEREAS, Borrower, Agent and Lenders are parties to that certain Credit Agreement dated as of November 17, 1994, as amended by that certain First Amendment to Credit Agreement dated as of May 18, 1995, that certain Second Amendment to Credit Agreement dated as of November 13, 1995, that certain Third Amendment to Credit Agreement dated as of February 29, 1996, that certain Fourth Amendment to Credit Agreement dated as of August 30, 1996, and that certain Fifth Amendment to Credit Agreement dated November 30, 1996 (collectively, the "Credit Agreement"); and

      WHEREAS, Borrower has requested that Agent and Lenders provide for certain amendments to the Credit Agreement, as more fully set forth herein.

      NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

      SECTION  1.   DEFINITIONS.   Unless otherwise defined herein, all
                    -----------
capitalized terms shall have the meaning given to them in the Credit Agreement.

      SECTION  2.   WAIVER REGARDING MINIMUM EBITDA. The Agent and the Lenders
                    -------------------------------
hereby waive Borrower's failure to comply with the provisions of Section 7.20 of the Credit Agreement for the fiscal quarter ending December 31, 1996. Such waiver is limited to the specific provisions of Section 7.20 for such period and is not a waiver with respect to any future failure by the Borrower to comply with Section 7.20 or with any other provision of the Credit Agreement generally.

      SECTION 3.  AMENDMENTS TO CREDIT AGREEMENT.
                  ------------------------------

      3.1 The defined term "BORROWING BASE", which appears in Section 1.1 of the Credit Agreement is hereby amended by deleting subsection (E) thereof and inserting the following in lieu thereof:

                  "(E) so long as (i) no Event of Default has occurred and is continuing, and (ii) the Support Letter of Credit remains outstanding or a draw has been made thereunder, $15,000,000 during the period commencing March 31, 1997 and ending October 15, 1997."

      3.2 Section 7.7 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                  "7.7 Interest Coverage Ratio. Borrower shall not permit the
                       -----------------------
                  ratio of EBITDA to Consolidated Interest Expense, to be less than (A) 1.5 to 1 for the three month period ending March 31, 1997; (B) 1.5 to 1 for the six month period ending June 30, 1997; (C) 1.5 to 1 for the nine month period ending September 30, 1997; (D) 1.5 to 1 for the twelve month period ending December 31, 1997; and (E) 1.5 to 1 for the twelve month period ending with each fiscal quarter of Borrower thereafter during the term hereof."

      3.3 That portion of Annex I to the Credit Agreement setting forth the Revolving Credit Commitment of each Lender is hereby deleted, and the portion of Annex I attached hereto as Exhibit A is inserted in lieu thereof.

      SECTION 4. CONDITIONS PRECEDENT.  The effectiveness of the waiver and
                 --------------------
amendments herein contained is subject to the satisfaction of each of the following conditions precedent:

            (i) Agent shall have received the opinion of Jack Green, Esq., General Counsel of Borrower, addressed to Agent and Lenders, in such form and substance satisfactory to Agent;

            (ii) Agent shall have received a Certificate of the Secretary or Assistant Secretary of Borrower certifying (A) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment, and such other documents and instruments executed by such party pursuant hereto or in connection herewith, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (B) as to the incumbency and specimen signature of each officer executing this Amendment, and any and all other documents delivered in connection herewith on behalf of Borrower;

            (iii) Borrower shall have paid to Agent, for the benefit of Lenders, an Amendment fee in the amount of $75,000;

            (iv) Agent shall have received counterparts of this Amendment and such other documents or instruments contemplated required hereby, which, when taken together, bear the signatures of all of the parties hereto and thereto;

            (v) Apollo Investment Fund, L.P., a Delaware limited partnership ("Apollo") shall have acknowledged and agreed to the terms and conditions of this Amendment, and shall restate and reaffirm the terms and conditions of that certain Amended and Restated Participation Purchase Agreement dated as of March 14, 1997, made by Apollo in favor of Agent for the benefit of the Lenders; and

            (vi) Agent shall have received such other documents as Agent may reasonably request.

      SECTION 5.  REAFFIRMATION BY BORROWER. Borrower hereby represents and
                  -------------------------
warrants to Agent and Lenders that (i) the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent (a) that any such representations or warranties relate to a specific date, or (b) of changes thereto as a result of transactions for which Agent and Lenders have granted their consent; (ii) Borrower is on the date hereof in compliance with all of the terms and provisions set forth in the Credit Agreement as hereby amended; and (iii) upon execution hereof no Default or Event of Default has occurred and is continuing or has not previously been waived.

      SECTION  6.  FULL FORCE AND EFFECT.  Except as herein amended, the Credit
                   ---------------------
Agreement and all other Credit Documents shall remain in full force and effect.

      SECTION  7.  COUNTERPARTS.  This Amendment may be executed in two or more
                   ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.

                                          BORROWER:

                                          CONVERSE INC.

                                          By:   /s/ Donald J. Camacho
                                             ----------------------------------
                                             Name:  Donald J. Camacho
                                                  -----------------------------
                                             Title: Senior Vice President
                                                   ----------------------------


                                          AGENT:

                                          BT COMMERCIAL CORPORATION

                                          By:   /s/ Wayne D. Hillock
                                             ----------------------------------
                                             Name:  Wayne D. Hillock
                                                  -----------------------------
                                             Title: Senior Vice President
                                                   ----------------------------

                                          LENDERS:

                                          BT COMMERCIAL CORPORATION

                                          By:   /s/ Wayne D. Hillock
                                             ----------------------------------
                                             Name:  Wayne D. Hillock
                                                  -----------------------------
                                             Title: Senior Vice President
                                                   ----------------------------

                                          THE BANK OF NEW YORK
                                          COMMERCIAL CORPORATION

                                          By:   /s/ Anthony Viola
                                             ----------------------------------
                                             Name:  Anthony Viola
                                                  -----------------------------
                                             Title: Vice President
                                                   ----------------------------

                                          FLEET NATIONAL BANK

                                          By:   /s/ Michael F. O'Neill
                                             ----------------------------------
                                             Name:  Michael F. O'Neill
                                                  -----------------------------
                                             Title: Vice President
                                                   ----------------------------

                                          HARRIS TRUST AND SAVINGS BANK

                                          By:   /s/ David R. Caster
                                             ----------------------------------
                                             Name:  David R. Caster
                                                  -----------------------------
                                             Title: Senior Vice President
                                                   ----------------------------

                                          HELLER FINANCIAL, INC.

                                          By:   /s/ Linda Grant
                                             ----------------------------------
                                             Name:  Linda Grant
                                                  -----------------------------
                                             Title: Asst. Vice President
                                                   ----------------------------

                                          LASALLE NATIONAL BANK

                                          By:   /s/ Christopher G. Clifford
                                             ----------------------------------
                                             Name:  Christopher G. Clifford
                                                  -----------------------------
                                             Title: Senior Vice President
                                                   ----------------------------

                                          NATIONSBANK OF TEXAS, N.A.

                                          By:   /s/ J. Bart Reardon
                                             ----------------------------------
                                             Name:  J. Bart Reardon
                                                  -----------------------------
                                             Title: Vice President
                                                   ----------------------------

                                          SANWA BUSINESS CREDIT
                                          CORPORATION

                                          By:   /s/ John Thacker
                                             ----------------------------------
                                             Name:  John Thacker
                                                  -----------------------------
                                             Title: Vice President
                                                   ----------------------------

                                          FLEET CAPITAL CORPORATION

                                          By:   /s/ J. Edmondson
                                             ----------------------------------
                                             Name:  J. Edmondson
                                                  -----------------------------
                                             Title: Senior Vice President
                                                   ----------------------------

                                          FIRST SOURCE FINANCIAL LLP

                                          By:   First Source Financial, Inc.,
                                                its Manager

                                          By:   /s/ Gary L. Francis
                                             ----------------------------------
                                             Name:  Gary L. Francis
                                                  -----------------------------
                                             Title: Senior Vice President
                                                   ----------------------------


                        ACKNOWLEDGEMENT AND REAFFIRMATION
                        ---------------------------------

      The undersigned, Apollo Investment Fund, L.P., a Delaware limited partnership, ("Apollo") hereby acknowledges and agrees to the terms and conditions of the foregoing Amendment, and hereby restates and reaffirms the terms and conditions of that certain Amended and Restated Participation Purchase Agreement dated as of March 14, 1997, made by Apollo in favor of Agent for the benefit of Lenders.

                                    APOLLO INVESTMENT FUND, L.P.

                                    By:  Apollo Advisors, L.P., as
                                          managing partner and on behalf
                                          of Apollo Investment Fund, L.P.

                                          By:   Apollo Capital Management, Inc.,
                                                Its: General Partner

                                                By:  /s/ Joshua Harris
                                                   ----------------------------
                                                Its: Vice President
                                                    ---------------------------

                                    EXHIBIT A

                                     ANNEX I
                                     -------

                         EFFECTIVE AS OF MARCH 31, 1997

                          LENDERS AND COMMITMENT AMOUNT

                                                                REVOLVING
                   NAME OF LENDER                          CREDIT COMMITMENT
                   --------------                          -----------------

BT Commercial Corporation                                     $13,593,750

The Bank of New York Commercial Corporation                   $18,750,000

Fleet Bank of Massachusetts, N.A.                             $11,250,000

Harris Trust and Savings Bank                                 $12,656,250

Heller Financial, Inc.                                        $18,750,000

LaSalle National Bank                                         $11,250,000

NationsBank of Texas, N.A.                                    $18,750,000

Sanwa Business Credit Corporation                             $15,000,000

Fleet Capital Corporation                                     $11,250,000

First Source Financial LLP                                    $18,750,000

                                              TOTAL:         $150,000,000